EXHIBIT 10.56


                   ACKNOWLEDGEMENT, CONSENT AND REAFFIRMATION


        Each of the undersigned parties (each a "Guarantor") is party to a certain Guaranty, dated as of May 23, 2001 (the "Guaranty"; terms defined in the Guaranty are used herein as therein defined), in favor of Harris Toibb, as agent for himself and the other parties to the Purchase Agreements. Pursuant to the Guaranty, each Guarantor guaranteed the payment and performance of the Secured Obligations. Each Guarantor acknowledges and agrees that the Guaranty is in full force and effect in all respects as of the date hereof.

        Each Guarantor acknowledges and is aware that Brilliant Digital Entertainment, Inc. ("BDE") has requested that Harris Toibb and another party make additional loans to BDE to finance BDE's and each Guarantor's operations (the "New Loans"). In connection with, and as a condition to, the making of the New Loans, the Purchase Agreements, the Convertible Notes, the Security Agreement and certain other documents will be amended pursuant to certain documents (the "Amendment Documents") that will be executed and delivered in connection with the New Loans. It is a condition to the making of the New Loans and the Amendment Documents that the Guarantors execute this Acknowledgement, Consent and Reaffirmation.

        Each Guarantor acknowledges that the making of the New Loans directly benefits each Guarantor.

        Each Guarantor represents that it has read the Amendment Documents and the documents to be executed in connection with the New Loans, is aware of and understands the terms and conditions contained therein and fully and freely consents to such transactions and the amendments contemplated in the Amendment Documents.

        Each Guarantor hereby agrees that all references in the Guaranty to the "Purchase Agreements", "Convertible Note Loans", "Secured Obligations", "Security Agreement", or any of the other documents executed in connection therewith shall mean and be a reference to such documents and terms as and to the extent they are amended by the Amendment Documents.

        Each Guarantor hereby agrees that the Guaranty is and shall continue in full force and effect and is hereby confirmed in all respects and each Guarantor hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. Each Guarantor represents and warrants that it has reread the Guaranty and, in particular, each of the obligations, waivers and consents set forth in the Guaranty, and that its reaffirmation of the Guaranty and such obligations, waivers and consents herein have been made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise


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adversely affect rights that the Guarantors otherwise may have against each other or against the Agent or the Holders or against any collateral pledged to the Agent for the benefit of the Holders, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law.



Dated: December 19, 2001                   BRILLIANT STUDIOS, INC.
                                           a Delaware corporation


                                           By:  /S/ KEVIN BERMEISTER
                                               ------------------------------
                                               Name:  Kevin Bermeister
                                                     ------------------------
                                               Title: CEO
                                                     ------------------------


Dated: December 19, 2001                   B3D, INC.
                                           a Delaware corporation


                                           By:  /S/ KEVIN BERMEISTER
                                               ------------------------------
                                               Name:  Kevin Bermeister
                                                     ------------------------
                                               Title: CEO
                                                     ------------------------



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